SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 11, 2002


                              KANSAS CITY SOUTHERN
                              --------------------
               (Exact name of company as specified in its charter)


         DELAWARE                       1-4717                 44-0663509
---------------------------        ----------------       ----------------------
State or other jurisdiction        (Commission file           (IRS Employer
     of incorporation)                   number)          Identification Number)


                427 West 12th Street, Kansas City, Missouri 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)









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ITEM 5. OTHER EVENTS


ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 142.

Effective January 1, 2002, Kansas City Southern ("KCS" or the "Company") adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 provides, among other things, that goodwill with an indefinite life shall no longer be amortized, but shall be evaluated for impairment on an annual basis. SFAS 142 also requires various transitional disclosures until all periods presented reflect the provisions of SFAS 142. These transitional disclosures include the presentation of income before extraordinary items, net income and earnings per share information adjusted to exclude amortization expense (including the related income tax effects) for all periods presented. A reconciliation of reported income from continuing operations to adjusted income from continuing operations, reported income before extraordinary items to adjusted income before extraordinary items, reported net income to adjusted net income and reported earnings per share to adjusted earnings per share are presented in the table below.


                                                     Year Ended December 31,
                                                  ------------------------------
                                                     1999      2000       2001
                                                  --------  ---------  ---------
Reported income from continuing operations        $  10.2   $  25.4    $   31.1
Add back: Goodwill amortization                       0.6       0.6         0.6
                                                  --------  ---------  ---------
Adjusted income before extraordinary items        $  10.8   $  26.0    $   31.7
                                                  --------  ---------  ---------


Reported income from discontinued operations      $ 313.1   $ 363.8    $    -
Add back: Goodwill amortization                       9.7       5.7         -
                                                  --------  ---------  ---------
Adjusted income before extraordinary items        $ 322.8   $ 369.5    $    -
                                                  --------  ---------  ---------


Reported income before extraordinary items        $ 323.3   $ 389.2    $   31.1
Add back: Goodwill amortization                      10.3       6.3         0.6
                                                  --------  ---------  ---------
Adjusted income before extraordinary items        $ 333.6   $ 395.5    $   31.7
                                                  --------  ---------  ---------


Reported net income                               $ 323.3   $ 380.5    $   30.7
Add back: Goodwill amortization                      10.3       6.3         0.6
                                                  --------  ---------  ---------
Adjusted net income                               $ 333.6   $ 386.8    $   31.3
                                                  --------  ---------  ---------


Reported diluted earnings per share from
     continuing operations                        $  0.17   $  0.43    $  0.51
Add back: Goodwill amortization                      0.01      0.01       0.01
                                                  --------  ---------  ---------
Adjusted diluted earnings per share from
     continuing operations                        $  0.18   $  0.44    $  0.52
                                                  --------  ---------  ---------

Reported diluted earnings per share from
     discontinued operations                      $  5.40   $  6.14    $    -
Add back: Goodwill amortization                      0.17      0.10         -
                                                  --------  ---------  ---------
Adjusted diluted earnings per share from
     discontinued operations                      $  5.57   $  6.24    $    -
                                                  --------  ---------  ---------

Reported diluted earnings per share - net income  $  5.57   $  6.42    $  0.50
Add back: Goodwill amortization                      0.18      0.11       0.01
                                                  --------  ---------  ---------
Adjusted diluted earnings per share - net income  $  5.75   $  6.53    $  0.51
                                                  --------  ---------  ---------


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Kansas City Southern


Date: July 11, 2002                  By:         /s/  Louis G. Van Horn
                                        ----------------------------------------
                                                    Louis G. Van Horn
                                             Vice President and Comptroller
                                             (Principal Accounting Officer)